Business Combinations	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business Combinations

Note 2: Business Combinations
There were no acquisitions during 2019 or 2018. As of December 31, 2019, we had no pending acquisitions.
During 2019, we completed the sale of our Institutional Retirement and Trust (IRT) business in July and the sale of our Eastdil Secured (Eastdil) business in October, recognizing pre-tax gains within other noninterest income of $1.1 billion and $362 million, respectively.
For the IRT business, we will continue to administer client assets at the direction of the buyer for up to 24 months from the closing date pursuant to a transition services agreement. The buyer will receive post-closing revenue from the client assets and will pay us a fee for certain costs that we incur to administer the client assets during the transition period. The transition services fee will be recognized as other noninterest income, and the expenses we incur will be recognized in the same manner as they were prior to the close of the sale. Transition period revenue is expected to approximate transition period expenses and is subject to downward adjustment as client assets transition to the buyer’s platform. No IRT client assets were transitioned to the buyer’s platform as of December 31, 2019. At December 31, 2019, we had assets under management (AUM) and assets under administration (AUA) associated with the IRT business of $21 billion and $915 billion, respectively.
During 2018, we completed the sale of Wells Fargo Shareowner Services in February, the sale of the automobile lending business of Reliable Financial Services, Inc., and Reliable Finance Holding Company in August, and the sale of 52 branches in Indiana, Ohio, Michigan and part of Wisconsin in November. Included with the branches sale were approximately $2.0 billion of deposits.